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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K

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                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported):  June 27, 2005

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                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

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          UTAH                           0-13316              87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

7050 UNION PARK AVENUE, SUITE 600
SALT LAKE CITY, UTAH                                             84047
(Address of principal executive offices)                       (Zip Code)

          Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K

ITEM 8.01. OTHER EVENTS
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      On June 30, 2005, Broadcast International, Inc. (the "Registrant")
issued a press release reporting a new customer sales contract with a leading service provider in the hospitality industry. The press release contains a "forward-looking statement" and related cautionary statements that readers are encouraged to read carefully. A copy of the press release is attached as
Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
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      (c)  Exhibit 99 - Press Release dated June 30, 2005


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2005.                     BROADCAST INTERNATIONAL, INC.
                                         a Utah corporation

                                         By:    /s/ Rod Tiede
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                                         Name:  Rod Tiede
                                         Title: President and Chief Executive
                                                Officer



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